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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-3633 of First Alliance Corporation on Form S-1 of our report dated June 30, 1996 appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Costa Mesa, California

July 3, 1996